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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): DECEMBER 28, 2005

                            LIBERTY MEDIA CORPORATION
             (Exact name of registrant as specified in its charter)


                DELAWARE                               001-16615                            84-1288730
    (State or other jurisdiction of                   (Commission                        (I.R.S. Employer
     incorporation or organization)                  File Number)                      Identification No.)

                               12300 LIBERTY BLVD.
                           ENGLEWOOD, COLORADO 80112
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (720) 875-5400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

BENNETT EMPLOYMENT AGREEMENT

         As previously announced, Mr. Bennett resigned as Chief Executive Officer of Liberty Media Corporation (the Company) on August 2, 2005, but continued as the President and a director of the Company. On November 8, 2005, the Board of Directors of the Company, in recognition of Mr. Bennett's many years of service and his contributions to the Company, approved compensation and other arrangements for Mr. Bennett, as described in the Company's Current Report on Form 8-K, dated November 8, 2005 (File No. 001-16615). These arrangements have now been memorialized in an Employment Agreement entered into between the Company and Mr. Bennett, as of December 28, 2005. The Employment Agreement provides as follows:

         Through March 31, 2006, Mr. Bennett is entitled to continue receiving his base salary of $1,000,000 per annum. He is also entitled to receive a performance bonus in the amount of $750,000. Mr. Bennett will cease to be President of the Company no later than March 31, 2006. From April 1, 2006 through March 31, 2008, Mr. Bennett will remain employed by the Company and will be entitled to receive a base salary at the rate of $500,000 per annum. Also through March 31, 2008, he will be entitled to office support services and to use of the Company's New York City apartment. From April 1, 2008 through August 31, 2014, Mr. Bennett will continue to be employed by the Company and will be entitled to receive a base salary at the rate of $3,000 per annum and an additional amount of cash compensation based on the hours of service he provides to the Company at an hourly rate to be agreed by the Company and Mr. Bennett. Mr. Bennett is also entitled to continue his participation in the Company's savings and welfare benefit plans and programs through August 31, 2014, subject to the terms and conditions of those plans.

         The foregoing compensation and benefit arrangements are subject to the earlier termination of Mr. Bennett's employment (i) upon his death, (ii) by the Company in connection with his disability, (iii) by the Company for cause or
(iv) by Mr. Bennett for any reason. If his employment terminates by reason of his death or disability (A) prior to April 1, 2008, Mr. Bennett (or his estate) will be entitled to receive his base salary through March 31, 2008, or (B) on or after April 1, 2008 but prior to August 31, 2014, Mr. Bennett (or his estate) will be entitled to receive his base salary through August 31, 2014. If Mr. Bennett's employment is terminated (x) by the Company for cause or (y) by Mr. Bennett, he will be entitled to receive his base salary through the date of termination.

         All of Mr. Bennett's existing stock incentive awards with respect to Company common stock are currently exercisable, and Mr. Bennett will continue to be treated as employed by the Company for all purposes under such awards during the term of his employment under the Employment Agreement.

         For the period August 2, 2005 through April 30, 2006, Mr. Bennett is entitled to an aggregate of 60 hours of personal use of the Company's aircraft, to be valued for compensation purposes in accordance with applicable tax regulations. This arrangement supersedes any prior agreement between Mr. Bennett and the Company regarding Mr. Bennett's personal use of the Company's aircraft.

         Mr. Bennett's deferred compensation arrangements are governed by separate agreements which are described below.

         The foregoing description of the Employment Agreement is not complete and is qualified in its entirety by reference to the full text of the Employment Agreement, which is filed as Exhibit 99.1 hereto.

BENNETT DEFERRED COMPENSATION AGREEMENTS

         The American Jobs Creation Act of 2004 and related regulations and pronouncements made by the Internal Revenue Service (collectively, the AJCA) impose significant restrictions on deferred compensation arrangements for U.S. taxpayers. Any U.S. taxpaying employees with a deferred compensation arrangement

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that does not comply with the AJCA will be subject to an additional 20% tax above income tax rates, together with acceleration of income and other possible penalties. As a protective measure, in order to avoid the potential application of additional taxes under the AJCA, the Company and Mr. Bennett have amended and restated two of Mr. Bennett's deferred compensation agreements. The Company and Mr. Bennett are also party to a third deferred compensation agreement, which is also described below.

         On December 28, 2005, the Company and Mr. Bennett amended and restated Mr. Bennett's Deferred Compensation Agreement, originally dated January 1, 2004 (as so amended and restated, the January 2004 Agreement). The original agreement provided for the Company to credit $12,500 to an account in the name of Mr. Bennett at the end of each calendar quarter beginning with the calendar quarter ending March 31, 2004 and continuing through the date Mr. Bennett ceased to be a "covered employee" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (Section 162(m)), together with an 8% investment return thereon, compounded quarterly, through such date. The amount in this account would have been payable within 30 days of such date. Under the January 2004 Agreement, the Company will cease to credit the $12,500 to Mr. Bennett's account following March 31, 2006. The January 2004 Agreement also provides that the amount in this account, including the investment return accrued through March 31, 2008, will be payable to Mr. Bennett within ten business days following March 31, 2008.

         Also, on December 28, 2005, the Company and Mr. Bennett amended and restated Mr. Bennett's Deferred Compensation Agreement, originally dated October 15, 2004 (as so amended and restated, the October 2004 Agreement). Under the original agreement, the Company credited $1,000,000 to an account in the name of Mr. Bennett as of July 1, 2004, and agreed to credit an 8% investment return thereon, compounded quarterly, through the date Mr. Bennett ceased to be a "covered employee" within the meaning of Section 162(m). The amount in this account would have been payable within 30 days of such date. The October 2004 Agreement also provides that the amount in this account, including the investment return accrued through March 31, 2008, will be payable to Mr. Bennett within ten business days following March 31, 2008.

         Mr. Bennett and the Company are also party to a separate Deferred Compensation Agreement, dated as of July 1, 2005 (the July 2005 Agreement), pursuant to which the Company credited $1,000,000 to an account in the name of Mr. Bennett as of July 1, 2005, and agreed to credit an 8% investment return thereon, compounded quarterly, through March 31, 2008. The amount in this account will be payable to Mr. Bennett within ten business days following March 31, 2008.

         The foregoing description of the January 2004 Agreement, the October 2004 Agreement and the July 2005 Agreement is not complete and is qualified in its entirety by reference to the full text of the January 2004 Agreement, the October 2004 Agreement and the July 2005 Agreement, which are filed as Exhibit 99.2, 99.3 and 99.4, respectively, hereto.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)   EXHIBITS.

EXHIBIT NO.       NAME
-----------       ----
99.1              Employment Agreement, dated as of December 28, 2005, between the Company and Mr. Bennett

99.2              Amended and Restated Deferred Compensation Agreement, dated as of December 28, 2005, between the
                  Company and Mr. Bennett (amending agreement originally dated as of January 1, 2004)

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
99.3              Amended and Restated Deferred Compensation Agreement, dated as of December 28, 2005, between the
                  Company and Mr. Bennett (amending agreement originally dated as of October 15, 2004)

99.4              Deferred Compensation Agreement, dated as of July 1, 2005, between the Company and Mr. Bennett

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 30, 2005

                                 LIBERTY MEDIA CORPORATION

                                 By:      /s/ Charles Y. Tanabe
                                          -------------------------------------
                                          Name:    Charles Y. Tanabe
                                          Title:   Senior Vice President

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                                  EXHIBIT INDEX

EXHIBIT NO.       NAME
-----------       ----
99.1              Employment Agreement, dated as of December 28, 2005, between the Company and Mr. Bennett

99.2              Amended and Restated Deferred Compensation Agreement, dated as of December 28, 2005, between the
                  Company and Mr. Bennett (amending agreement originally dated as of January 1, 2004)

99.3              Amended and Restated Deferred Compensation Agreement, dated as of December 28, 2005, between the
                  Company and Mr. Bennett (amending agreement originally dated as of October 15, 2004)

99.4              Deferred Compensation Agreement, dated as of July 1, 2005, between the Company and Mr. Bennett

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